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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 2, 1998

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
             BROOKE GROUP LTD.                                            BGLS INC.
(Exact name of registrant as specified in its            (Exact name of registrant as specified in its
                 charter)                                                 charter)

                 1-5759                                                  33-93576
         (Commission File Number)                                 (Commission File Number)

               51-0255124                                               13-3593483
   (I.R.S. Employer Identification No.)                     (I.R.S. Employer Identification No.)

                  DELAWARE                                                 DELAWARE
(State or other jurisdiction of incorporation            (State or other jurisdiction of incorporation
             or organization)                                         or organization)

           100 S.E. SECOND STREET                                   100 S.E. SECOND STREET
             MIAMI, FLORIDA 33131                                     MIAMI, FLORIDA 33131
(Address of principal executive offices including        (Address of principal executive offices including
                 Zip Code)                                                Zip Code)

               305/579-8000                                                 305/579-8000
   (Registrant's telephone number, including                (Registrant's telephone number, including
                area code)                                                    area code)

             (NOT APPLICABLE)                                         (NOT APPLICABLE)
      (Former name or former address,                          (Former name or former address,
       if changed since last report)                            if changed since last report)
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ITEM 5.           OTHER EVENTS.

                  On February 2, 1998, Brooke Group Ltd. ("BGL") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release related, among other things, to BGL's wholly-owned subsidiary, Liggett Group Inc. ("Liggett"), entering into various amendments to the Indenture governing Liggett's Senior Secured Notes, copies of which amendments and related agreements are attached hereto as Exhibits 99.2 through 99.6 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

99.1     Press Release of Brooke Group Ltd. dated February 2, 1998.

99.2 Second Supplemental Indenture and Amendment to Series B and Series C Senior Secured Notes, dated as of January 30, 1998, between Liggett Group Inc. ("Liggett"), Eve Holdings Inc. ("Eve") and Bankers Trust Company, as Trustee.

99.3 Amendment No. 2 to Security Agreement, dated as of January 30, 1998, among Liggett, Eve and Bankers Trust Company, as Collateral Agent.

99.4 Commitment, Contribution and Subordination Agreement, dated as of January 30, 1998, by Liggett, BGL, BGLS Inc., Brooke (Overseas) Ltd. ("BOL") and Bankers Trust Company, as Trustee.

99.5 Registration Rights Agreement, dated as of January 30, 1998, among BGL and the holders of record of the shares of BGL's common stock referred to therein.

99.6 Pledge Agreement, dated as of January 30, 1998, among BOL and Bankers Trust Company, as Collateral Agent.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BROOKE GROUP LTD.



                                  By: /s/ JOSELYNN D. VAN SICLEN
                                      -----------------------------------------
                                      Joselynn D. Van Siclen
                                      Vice President and Chief Financial Officer



                                  BGLS INC.



                                  By: /s/ JOSELYNN D. VAN SICLEN
                                      -----------------------------------------
                                      Joselynn D. Van Siclen
                                      Vice President and Chief Financial Officer

Date:  February 3, 1998





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